UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 12, 2017

LITHIUM EXPLORATION GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-175883	06-1781911
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

3800 North Central Avenue, Suite 820, Phoenix, Arizona	85012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (480) 641-4790

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01        Entry into a Material Definitive Agreement

On October 12, 2017 we entered into an option purchase agreement with Enbloc Cell LLC, a South Korea based manufacturer of lithium ion batteries. Pursuant to the agreement, we paid $25,000 to Enbloc Cell to obtain the option, for a period of 120 days, to acquire Enbloc Cell’s worldwide patent rights for its Enbloc clip-type lithium secondary battery pack, which are capable of fitting into two-cell or four cell battery compartments of electronic devices. In order to exercise the option we must pay to Enbloc Cell $100,000 prior to the expiration of the option period.

Item 5.03        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 20, 2017, our Board of Directors approved a reverse stock split of our issued and authorized shares of common and preferred stock on the basis of 200 old shares for one (1) new share. When completed the reverse stock split will result in the decrease of our authorized capital from 10,000,000,000 shares of common stock and 100,000,000 shares of preferred stock to 50,000,000 shares of common stock and 5,000,000 shares of preferred stock. Correspondingly, our issued and outstanding capital shall decrease from 3,585,818,688 shares of common stock and 70,000,000 shares of Class C Preferred Stock to 17,929,094 shares of common stock and 350,000 shares of Class C Preferred Stock, all with a par value of $0.001. No fractional shares will be issued in connection with the reverse stock split; fractional shares will be rounded up.

Completion of the reverse stock split is subject to the prior approval of the Financial Industry Regulatory Authority (“FINRA”). We will announce the completion of FINRA's review and the effectiveness of the amendment on the market by filing a Current Report on Form 8-K.

Item 9.01        Financial Statements and Exhibits

10.1	Patent Option Purchase Agreement with Enbloc Cell LLC dated October 12, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LITHIUM EXPLORATION GROUP, INC.

/s/ Alex Walsh
Alex Walsh
President and Director

Date: November 22, 2017